CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS


                                   FORM 8-K/A


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934.


                         Date of Event: July 24, 2002
                        (date of earliest event reported)



                          eLocity Networks Corporation
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)



                               0-27087 58-2027283
                               ------- ----------
          (Commission File Number) (IRS Employer Identification Number)

               26 Blue Anchor Cay Road, Coronado, California 92118
               ---------------------------------------------------
                    (Address of principal executive offices)

                                 (619) 575-7904
                                 --------------
              (Registrant's telephone number, including area code)






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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

On June 5, 2002, eLocity Networks Inc. ("Company") closed a Stock Exchange Agreement ("Agreement") with John Chapman to acquire 12,000,000 shares of Diversified Holdings -XIX, Inc.(Diversified) in exchange for 51,100,000 restricted shares of eLocity. As a result of the stock exchange eLocity acquired 100% of the issued and outstanding shares of Diversified. The acquisition was reported under Form 8-K filed with the Securities and Exchange Commission on June 18, 2002.

Due to unanticipated complications arising from the accounting associated with consolidating the thirteen separate pieces of real estate in two states owned by Diversified and acquired as a result of the Agreement, the parties have agreed to amend the closing date of the Agreement from June 5, 2002 to July 24, 2002 in order to ensure compliance with the reporting requirements of the Exchange Act of 1934 as amended. The amendment to the Agreement is attached as an exhibit to this amendment.

                    ITEM 7. Financial Statements and Exhibits

Pro forma financial statements or consolidated quarterly statements will be filed by amendment within the time allowed by rule.


   Exhibit No.      Description

        01 Amendment to Stock Exchange Agreement between eLocity and John Chapman.


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eLocity Networks Corporation


SIGNATURE                                        DATE



 /s/ Sandra Jorgensen                   August 15, 2002
------------------------------
Sandra Jorgensen
as President and Director









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                      AMENDMENT TO STOCK EXCHANGE AGREEMENT

Amendment to Stock Exchange Agreement dated June 5, 2002, by and among eLocity Networks Corporation (the "Company") and John Chapman (the "Seller").

WHEREAS, the Company and the Seller entered into a Stock Exchange Agreement dated June 5, 2002 (the "Agreement") whereby the Company acquired Diversified Holdings - XIX, Inc. ("Diversified") as a wholly owned subsidiary from Seller.

WHEREAS, the Company and Seller desire to amend the closing date of the Agreement from June 5, 2002 to July 24, 2002, in order to ensure compliance with the Company's reporting obligations under the Exchange Act of 1934, as amended.

NOW, THEREFORE, in consideration of the mutual premises, mutual representations, warranties and agreements set forth herein, the parties agree to amend the Agreement as follows:

                            AMENDMENT OF CLOSING DATE

The Company and Seller do hereby agree to amend the closing date of the Agreement by mutual consent to reflect a closing date of July 24, 2002 rather than the June 5, 2002 date recited in the Agreement.

IN WITNESS WHEREOF each of the parties hereto has executed this Amendment as of the date provided below:

eLocity Networks Corporation


By: _/s/ Sandra Jorgensen
Name: Sandra Jorgensen
Title: President

John Chapman


/s/ John Chapman
John Chapman



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